UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-3011	36-2443580
(Commission File Number)	(I.R.S. Employer Identification No.)

1101 South 3rd Street, Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

This Current Report on Form 8-K discloses certain additional information relating to the proposed merger (the “merger”) of The Valspar Corporation (“Valspar” or the “Company”) with and into Viking Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of The Sherwin-Williams Company (“Sherwin-Williams”), pursuant to the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of March 19, 2016, by and among Valspar, Merger Sub and Sherwin-Williams. On May 24, 2016, a purported stockholder of Valspar filed a putative class action lawsuit captioned Mitsopoulos v. Valspar et al. (Case No. 12373) (the “Action”) in the Court of Chancery of the State of Delaware. As previously disclosed in the definitive proxy statement relating to the merger filed by Valspar on May 25, 2016, the Action seeks to enjoin the merger and alleges, among other things, that the members of the Valspar board of directors breached their fiduciary duties by failing to disclose material information relating to the merger.

This Current Report on Form 8-K discloses certain additional information in response to allegations made by plaintiff in the Action. Valspar denies the allegations of the Action, believes that the definitive proxy statement disclosed all material information, and denies that any supplemental disclosure is necessary. Valspar is disclosing this information solely for the purpose of avoiding the expense and burden of litigation.

SUPPLEMENTAL DISCLOSURES

The following information supplements the definitive proxy statement filed by Valspar dated May 25, 2016 (the “Proxy Statement”) and should be read in conjunction with the Proxy Statement, which should be read in its entirety, including the annexes thereto. All page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below.

The first full sentence on page 36 of the Proxy Statement is replaced in its entirety to read:

In connection with the merger, Valspar’s management prepared financial projections of revenue, adjusted EBITDA, adjusted earnings per share and future dividends per share for fiscal years 2016 through 2020 (the “Valspar Projections”).

The following new row is added immediately below the row entitled “Adjusted Earnings Per Share” in the table entitled “Summary of the Valspar Projections” on page 37 of the Proxy Statement:

Future Dividends Per Share	$0.99	(3)	$1.48	$1.68	$1.92	$2.20

The following footnote is added immediately below footnote 2 to the table entitled “Summary of the Valspar Projections” on page 37 of the Proxy Statement:

(3)	Excludes $0.33 per share dividend paid in the first quarter of fiscal year 2016.

The following paragraph is inserted immediately below the footnotes to the table entitled “Summary of the Valspar Projections” on page 37 of the Proxy Statement:

Valspar management also approved certain estimates of unlevered free cash flow, defined as tax effected earnings before interest and taxes plus depreciation and amortization, less capital expenditures and the change in net working capital (“unlevered free cash flow”), as calculated by BofA Merrill Lynch and Goldman Sachs using information set forth in the Valspar Forecasts (as defined below). Such estimates were not shared with Sherwin-Williams or its financial advisor. Unlevered free cash flows for the final three quarters of fiscal year 2016 and for each fiscal year thereafter through October 31, 2020 were calculated to be $394 million, $444 million, $493 million, $537 million and $586 million, respectively, with an estimated terminal year normalized free cash flow of $635 million, calculated based on the fiscal year 2020 unlevered free cash flow with certain assumptions made regarding capital expenditures, net working capital, depreciation and amortization, as approved by Valspar management.

Additional Information and Where to Find it

Valspar has filed with the SEC and sent to its stockholders a definitive proxy statement in connection with the contemplated transactions. The definitive proxy statement contains important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed with the SEC.

Certain Information Concerning Participants

Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K.

Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions is included in the definitive proxy statement filed by Valspar with the SEC.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). The PSLRA provides a safe harbor for forward-looking statements. Forward-looking statements are based on management’s current expectations, estimates, assumptions and beliefs about future events, conditions and financial performance. Forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside our control and could cause actual results to differ materially from such statements. Any statement that is not historical in nature is a forward-looking statement. We may identify forward-looking statements with words and phrases such as “expect,” “project,” “forecast,” “outlook,” “estimate,” “anticipate,” “believe,” “could,” “may,” “will,” “plan to,” “intend,” “should” and similar words or expressions. These risks, uncertainties and other factors include, but are not limited to, deterioration in general economic conditions, both domestic and international, that may adversely affect our business; fluctuations in availability and prices of raw materials, including raw material shortages and other supply chain disruptions, and the inability to pass along or delays in passing along raw material cost increases to our customers; dependence of internal sales and earnings growth on business cycles affecting our customers and growth in the domestic and international coatings industry; market share loss to, and pricing or margin pressure from, larger competitors with greater financial resources; significant indebtedness that restricts the use of cash flow from operations for acquisitions and other investments; dependence on acquisitions for growth, and risks related to future acquisitions, including adverse changes in the results of acquired businesses, the assumption of unforeseen liabilities and disruptions resulting from the integration of acquisitions; risks and uncertainties associated with operating in foreign markets, including achievement of profitable growth in developing markets; impact of fluctuations in foreign currency exchange rates on our financial results; loss of business with key customers; damage to our reputation and business resulting from product claims or recalls, litigation, customer perception and other matters; our ability to respond to technology changes and to protect our technology; possible interruption, failure or compromise of the information systems we use to operate our business; changes in governmental regulation, including more stringent environmental, health and safety regulations; our reliance on the efforts of vendors, government agencies, utilities and other third parties to achieve adequate compliance and avoid disruption of our business; unusual weather conditions adversely affecting sales; changes in accounting policies and standards and taxation requirements such as new tax laws or revised tax law interpretations; the nature, cost and outcome of pending and future litigation and other legal proceedings; civil unrest and the outbreak of war and other significant national and international events; risks relating to our merger with Sherwin-Williams including, the failure to obtain Valspar stockholder approval of the proposed transaction, the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and other factors set forth in the risk factors section of our Annual Report on Form 10-K for the fiscal year ended October 30, 2015, as well as Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the Securities and Exchange Commission. We caution investors not to place undue reliance on any such forward-looking statements, which speak only as of the date on which such statements were made. We undertake no obligation to subsequently revise any forward-looking statement to reflect new information, events or circumstances after the date of such statement, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VALSPAR CORPORATION

/s/ Rolf Engh
Name:	Rolf Engh
Title:	Executive Vice President, General Counsel and Secretary

Dated: June 16, 2016